SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 July 24, 1995
                (Date of Report, date of earliest event reported)




                                   VALCOR, INC.
             (Exact name of Registrant as specified in its charter)


             Delaware              33-63044             74-2678674
            (State or other        (Commission         (IRS Employer
     jurisdiction of        File Number)        Identification
     incorporation)                             No.)


             5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
             (Address of principal executive offices)     (Zip Code)



                                (214) 233-1700
              (Registrant's telephone number, including area code)



                                Not applicable
             (Former name or address, if changed since last report)

Item 5:  Other Events

         On July 24, 1995, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibit

         Item No.                    Exhibit Index

           99.1        Press release dated July 24, 1995
                       issued by the Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VALCOR, INC.
                              (Registrant)



                              By: /s/ Steven L. Watson
                                  Steven L. Watson
                                  Vice President & Secretary



Date:  July 24, 1995